Acquisition of North Penn Bancorp, Inc.	12 Months Ended
Dec. 31, 2011
Acquisition of North Penn Bancorp, Inc.
ACQUISITION OF NORTH PENN BANCORP, INC.
NOTE 15 – ACQUISITION OF NORTH PENN BANCORP, INC.
On May 31, 2011, the Company closed on a merger transaction pursuant to which Norwood Financial Corp acquired North Penn Bancorp, Inc. in a stock and cash transaction.  The acquisition was an in-market transaction that expanded the Company's existing footprint in Monroe County, Pennsylvania and extended its footprint into Lackawanna County, Pennsylvania.

North Penn Bancorp, Inc. was the holding company for North Penn Bank, a Pennsylvania savings bank that conducted its business from a main office in Scranton, Pennsylvania and four branch offices in the northeastern Pennsylvania counties of Lackawanna and Monroe.

Under the terms of the merger agreement, the Company acquired all of the outstanding shares of North Penn Bancorp, Inc. for a total purchase price of approximately $25.4 million.  As a result of the acquisition, the Company issued 530,994 common shares, or 15.75% of the total shares outstanding, to former shareholders of North Penn Bancorp, Inc.  North Penn Bank has been merged into Wayne Bank, with Wayne as the surviving entity.

The acquired assets and assumed liabilities were measured at estimated fair values. Management made significant estimates and exercised significant judgment in accounting for the acquisition. Management measured loan fair values based on loan file reviews (including borrower financial statements or tax returns), appraised collateral values, expected cash flows and historical loss factors of North Penn Bank. Real estate acquired through foreclosure was primarily valued based on appraised collateral values. The Company also recorded an identifiable intangible asset representing the core deposit base of North Penn Bank based on management's evaluation of the cost of such deposits relative to alternative funding sources. Management used significant estimates including the average lives of depository accounts, future interest rate levels and the cost of servicing various depository products. Management used market quotations to fair value investment securities and FHLB advances.

The business combination resulted in the acquisition of loans with and without evidence of credit quality deterioration. North Penn Bank's loans were deemed impaired at the acquisition date if the Company did not expect to receive all contractually required cash flows due to concerns about credit quality. Such loans were fair valued and the difference between contractually required payments at the acquisition date and cash flows expected to be collected was recorded as a nonaccretable difference. At the acquisition date, the Company recorded $1.9 million of purchased credit-impaired loans subject to a nonaccretable difference of $1.7 million. The method of measuring carrying value of purchased loans differs from loans originated by the Company (originated loans), and as such, the Company identifies purchased loans and purchased loans with a credit quality discount and originated loans at amortized cost.

North Penn Bank's loans without evidence of credit deterioration were fair valued by discounting both expected principal and interest cash flows using an observable discount rate for similar instruments that a market participant would consider in determining fair value. Additionally, consideration was given to management's best estimates of default rates and payment speeds. At acquisition, North Penn's loan portfolio without evidence of deterioration totaled $119.8 million and was recorded at a fair value of $116.7 million.

The following condensed statement reflects the values assigned to North Penn Bancorp's net assets as of the acquisition date:

Total Purchase Price		$25,396

Net Assets Acquired:
Cash	$15,192
Securities available for sale	12,671
Restricted investments	985
Loans	118,336
Accrued interest receivable	566
Premises and equipment, net	2,931
Core deposit intangible	895
Deferred tax assets	2,715
Other assets	5,403
Time deposits	(51,936)
Deposits other than time deposits	(83,498)
Borrowings	(7,776)
Accrued interest payable	(203)
Other liabilities	(600)
		15,681
Goodwill resulting from North Penn Merger		$9,715

The Company recorded goodwill and other intangibles associated with the purchase of North Penn Bancorp, Inc. totaling $10.6 million. Goodwill is not amortized, but is periodically evaluated for impairment. The Company did not recognize any impairment during the year ended December 31, 2011. The carrying amount of the goodwill at December 31, 2011 was $9.7 million.

Identifiable intangibles are amortized to their estimated residual values over the expected useful lives. Such lives are also periodically reassessed to determine if any amortization period adjustments are required. During the year ended December 31, 2011, no such adjustments were recorded. The identifiable intangible asset consists of a core deposit intangible which is being amortized on an accelerated basis over the useful life of such asset. The gross carrying amount of the core deposit intangible at December 31, 2011 was $895,000 with $95,000 accumulated amortization as of that date.

As of December 31, 2011, the current year and estimated future amortization expense for the core deposit intangible was:

2011	$95,000
2012	153,000
2013	137,000
2014	121,000
2015	104,000
2016	88,000
2017	72,000
2018	56,000
2019	39,000
2020	23,000
2021	7,000
$895,000

Results of operations for North Penn prior to the acquisition date are not included in the Consolidated Statement of Income for the period ended December 31, 2011. Due to the significant amount of fair value adjustments historical results of North Penn are not relevant to the Company's results of operations.

The following table presents financial information regarding the former North Penn operations included in our Consolidated Statement of Income from the date of acquisition through December 31, 2011 under the column "Actual from acquisition date through December 31, 2011".  In addition, the following table presents unaudited pro forma information as if the acquisition of North Penn had occurred on January 1, 2010 under the "Pro forma" columns.  Merger and acquisition integration costs of $781,000 and $130,000 related to the North Penn merger that we incurred during the years ended December 31, 2011 and 2010, respectively, are not reflected in the unaudited pro forma amounts.  The pro forma information does not necessarily reflect the results of operations that would have occurred had the Company merged with North Penn at the beginning of 2010.  Cost savings are also not reflected in the unaudited pro forma amounts for the years ended December 31, 2011 and 2010.

		Pro Forma
	Actual from acquisition date	year ended December 31,
	through December 31, 2011	2011	2010

Net interest income	$3,155	$24,715	$25,008
Noninterest income	180	5,030	4,536
Net income	536	8,419	8,113
Pro forma earnings per share:
Basic		$ 2.56	$ 1.98
Diluted		2.55	1.96